Exhibit 32.2

CERTIFICATION OF CO-CHIEF EXECUTIVE OFFICER

 PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES‑OXLEY ACT OF 2002

I, Mark Gatto, Co-Chief Executive Officer and Co-President, in connection with the Annual Report of CĪON Investment Corporation (the “Company”) on Form 10-K for the year ended December 31, 2015, as filed with the Securities and Exchange Commission on the date hereof (the “Annual Report”), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.        The Annual Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.        The information contained in the Annual Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 11, 2016

/s/ Mark Gatto Mark Gatto Co-Chief Executive Officer and Co-President (Principal Executive Officer)
CĪON Investment Corporation